UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local taxes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 0.79%, 1.58%, 1.57% and 0.50% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	2.98%	3.00%	3.19%	3.43%	4.05%
Class B	2.58%	2.22%	2.41%	2.65%	3.24%
Class C	2.50%	2.23%	2.38%	2.62%	3.24%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%
Lehman Brothers 7-Year Municipal Bond Index++	3.99%	4.20%	3.81%	4.25%	5.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/07
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	3.13%	3.31%	3.22%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	3.92%
Lehman Brothers 7-Year Municipal Bond Index++	3.99%	4.20%	3.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 11.11	$ 11.12	$ 11.10	$ 11.11
5/31/07	$ 11.00	$ 11.01	$ 11.00	$ 11.00
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .21	$ .17	$ .17	$ .23
Capital Gains Distributions	$ .0013	$ .0013	$ .0013	$ .0013
November Income Dividend	$ .0355	$ .0279	$ .0286	$ .0384
SEC 30-day Yield‡‡ as of 11/30/07	3.35%	2.65%	2.69%	3.76%
Tax Equivalent Yield‡‡ as of 11/30/07	5.15%	4.08%	4.14%	5.78%
Current Annualized Distribution Rate‡‡ as of 11/30/07	3.90%	3.06%	3.14%	4.22%
‡‡ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	42	of	159	27
3-Year	53	of	140	37
5-Year	61	of	120	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,017	$10,686	$11,510	$14,461
	Average annual total return	.17%	2.24%	2.85%	3.76%
Class B	Growth of $10,000	$9,924	$10,544	$11,297	$13,754
	Average annual total return	-.76%	1.78%	2.47%	3.24%
Class C	Growth of $10,000	$10,223	$10,732	$11,383	$13,759
	Average annual total return	2.23%	2.38%	2.62%	3.24%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,420	$11,186	$12,312	$16,364
	Average annual total return	4.20%	3.81%	4.25%	5.05%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Comparative Results as of 11/30/07
DWS Intermediate Tax/AMT Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,033,100	$1,098,000
	Average annual total return	3.31%	3.22%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,027,100	$1,118,600
	Average annual total return	2.71%	3.92%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $1,000,000	$1,042,000	$1,106,800
	Average annual total return	4.20%	3.54%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 0.57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 11/30/07
DWS Intermediate Tax/AMT Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	3.09%	3.23%	3.42%	3.67%	4.35%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%
Lehman Brothers 7-Year Municipal Bond Index++	3.99%	4.20%	3.81%	4.25%	5.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 11.11
5/31/07	$ 11.00
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .22
Capital Gains Distributions	$ .0013
November Income Dividend	$ .0369
SEC 30-day Yield‡‡ as of 11/30/07	3.60%
Tax Equivalent Yield‡‡ as of 11/30/07	5.54%
Current Annualized Distribution Rate‡‡ as of 11/30/07	4.05%
‡‡ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	27	of	159	17
3-Year	32	of	140	23
5-Year	39	of	120	33
10-Year	31	of	76	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,323	$11,062	$11,977	$15,301
	Average annual total return	3.23%	3.42%	3.67%	4.35%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,420	$11,186	$12,312	$16,364
	Average annual total return	4.20%	3.81%	4.25%	5.05%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,029.80	$ 1,025.80	$ 1,025.00	$ 1,030.90	$ 1,031.30
Expenses Paid per $1,000**	$ 4.72	$ 8.56	$ 8.51	$ 3.60	$ 3.15
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,020.35	$ 1,016.55	$ 1,016.60	$ 1,021.45	$ 1,021.90
Expenses Paid per $1,000**	$ 4.70	$ 8.52	$ 8.47	$ 3.59	$ 3.13
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.93%	1.69%	1.68%	.71%	.62%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,029.80	$ 1,025.80	$ 1,025.00	$ 1,030.90	$ 1,031.30
Expenses Paid per $1,000**	$ 4.06	$ 7.90	$ 7.85	$ 2.94	$ 2.49
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,021.00	$ 1,017.20	$ 1,017.25	$ 1,022.10	$ 1,022.55
Expenses Paid per $1,000**	$ 4.04	$ 7.87	$ 7.82	$ 2.93	$ 2.48
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.80%	1.56%	1.55%	.58%	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, DWS Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2007?

A: Municipal bonds delivered positive results over the six months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 2.40% for the six months ended November 30, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 5.32% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period, in September and October, for a total reduction of 75 basis points (one basis point equals 0.01%). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 4.50% at the end of November 2007. Municipal yields declined on the short and intermediate parts of the curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy during the six months, driven by relatively low interest rates, although issuance began to ease toward the end of the period. Taking a slightly longer view, issuance over the first 11 months of 2007 was 16 percent above last year's pace. On the demand side, as the period began, much activity was being driven by institutional investors using non-traditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In the wake of the subprime mortgage crisis and resulting credit crunch, much of this interest has waned. Another outgrowth of the tighter credit environment has been a trimming of municipal inventory on the part of dealers looking to improve balance sheets, further constraining demand. Flows into tax-free mutual funds were positive overall for the period.

The municipal bond yield curve steepened during the six months. The two-year bond yield decreased 50 basis points from 3.68% to 3.18%, while the 30-year yield rose 7 basis points to 4.32% from 4.25%, resulting in a total steepening of 57 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis unfolded in the summer of 2007. As a result, higher-quality municipals outperformed lower-rated bonds.

Municipal Bond Yield Curve (as of 5/31/07 and 11/30/07)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the six-month period ended November 30, 2007?

A: DWS Intermediate Tax/AMT Free Fund posted a return of 2.98% over the period. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund outperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 2.41%.4 The unmanaged Lehman Brothers Municipal Bond Index, returned 2.40%, while the Lehman Brothers 7-Year Municipal Bond Index returned 3.99%.5

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A: We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark.6 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this vein, until fairly recently, the yield curve has been relatively flat, reducing the income advantage provided by longer-term issues. Because of this, our exposure to issues in the 15- to 20-year range has generally been light. The fund's performance was helped during the period by our underweighting of longer-maturity intermediate term issues, as yield declines and corresponding price increases for the period were most significant in the three-to-seven year segment of the curve where our investments were focused.7 As the yield curve has now reverted to a more normal shape, longer-term intermediate issues offer more attractive value and we have begun to make investments in the 15-year area of the market.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.
7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and for most of the period we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.8 This benefited performance as credit spreads widened over the period.9 In our view credit spreads have reached levels where investors are paid more fairly for the incremental risk, and we have begun to selectively increase exposure to lower-quality issues. In this vein, in late October, we added modest exposure to tobacco settlement bonds. In addition, we recently increased our holdings of prepaid utility contract bonds. These issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime issue, and their prices suffered during the period. We believe these issues have reached very favorable price levels as a result, offering an opportunity to add yield and total return potential to the fund.

The fund's returns continued to benefit from significant exposure to issues that were prerefunded. At the end of November, 21% of portfolio holdings fell into this category.

After the end of the fund's fiscal period, the major rating agencies -— Moody's, Standard & Poor's and Fitch — placed on negative watch or outlook a number of leading bond insurers. Additionally, Ambac was downgraded to AA by Fitch. The underlying securities of municipal bonds insured by these firms are generally of high credit quality, with an average rating in the A category. The majority of the bonds insured by these three companies are backed by municipal general obligations, leases, other taxes, or essential purpose revenue bonds. While such downgrades have the potential to affect the trading value of a bond, we believe the default risk on an underlying municipal credit remains relatively low.

At the end of the period, municipals offered unusually attractive value versus taxables. To illustrate, the two-year municipal bond was yielding approximately 106% of the comparable maturity Treasury bond. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07	5/31/07

Revenue Bonds	50%	48%
General Obligation Bonds	24%	26%
ETM/Prerefunded	21%	20%
Lease Obligations	5%	6%
	100%	100%
Quality	11/30/07	5/31/07

AAA	73%	76%
AA	17%	11%
A	7%	10%
BBB	2%	1%
Not Rated	1%	2%
	100%	100%
Effective Maturity	11/30/07	5/31/07

Less than 1 year	11%	8%
1-4.99 years	40%	36%
5-9.99 years	43%	53%
10-14.99 years	4%	3%
15-20 years	2%	—
	100%	100%

Weighted average effective maturity: 5.21 years and 5.29 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	11/30/07	5/31/07

Texas	15%	14%
California	13%	16%
New York	11%	9%
Illinois	8%	7%
Pennsylvania	4%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 96.8%
Alabama 0.5%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	2,920,000	2,996,854
Alaska 0.5%
Anchorage, AK, General Obligation, Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,315,586
Arizona 3.9%
Arizona, Health Facilities Authority Revenue, Banner Health System:
Series A, 5.0%, 1/1/2020	3,000,000	3,132,360
Series A, 5.0%, 1/1/2023	3,500,000	3,604,195
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	145,000	150,447
Arizona, School District General Obligation, School Facilities Board Revenue, Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,744,475
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,143,686
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,015,400
		24,790,563
Arkansas 0.0%
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	105,951
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	11,541	11,736
		117,687
California 13.0%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,915,000
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,812,770
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	11,086,200
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,168,195
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,561,120
California, State General Obligation:
5.0%, 10/1/2016	3,000,000	3,180,660
5.25%, 2/1/2018	5,000,000	5,367,450
6.0%, 4/1/2018	1,700,000	1,992,502
7.2%, 5/1/2008	50,000	50,781
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,266,970
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	75,000	80,455
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,566,073
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	40,000	40,358
Long Beach, CA, Building Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	4,085,000	4,109,061
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	865,000	893,190
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,419,680
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	714,169
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,807,750
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	35,683
		83,068,067
Colorado 1.1%
Aurora, CO, Centretech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (a)	1,280,000	1,294,157
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	5,000	5,154
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	60,000	62,041
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	55,000	58,649
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	230,000	230,237
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	55,000	57,067
Series B-3, 6.55%, 5/1/2025	49,000	50,148
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,501,550
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	5,000	5,027
		7,264,030
Connecticut 1.5%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	1,400,000	1,429,484
Connecticut, State General Obligation:
Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,479,677
Series A, 5.375%, 4/15/2016	4,000,000	4,346,440
		9,255,601
Delaware 0.0%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	35,744
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,117,400
Florida 2.5%
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,097,870
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (b)	3,000,000	3,222,450
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	305,000	323,852
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,303,720
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,590,300
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	187,777
		15,725,969
Georgia 3.3%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	426,020
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,085,160
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,075,860
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,243,240
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,724,454
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,867,423
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	555,000	571,872
Prerefunded, 6.5%, 10/1/2013	800,000	858,704
		20,852,733
Hawaii 1.7%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,129,600
5.75%, 1/20/2036	2,395,000	2,481,915
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,142,002
		10,753,517
Illinois 7.9%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	30,000	31,675
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	1,039,819
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	9,190,051
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,337,450
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	590,000	625,860
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	65,558
5.15%, 1/1/2014	65,000	65,811
5.25%, 1/1/2008	50,000	50,024
5.25%, 1/1/2009	50,000	50,335
5.25%, 1/1/2010	55,000	55,696
5.25%, 1/1/2016	150,000	151,722
5.375%, 1/1/2011	60,000	61,226
5.5%, 1/1/2012	35,000	36,035
5.5%, 1/1/2019	255,000	258,098
5.75%, 1/1/2022	300,000	301,443
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	35,000	35,106
Illinois, Educational Facilities Authority Revenues, Augustana College, 4.6%, 10/1/2008	50,000	50,465
Illinois, Health Facilities Authority Revenue, Northwestern Memorial Hospital, Series C, 3.6%*, 8/15/2032	1,000,000	1,000,000
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	50,000	50,802
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	85,000	85,399
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018 (b)	2,000,000	2,187,640
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,412,432
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,041,649
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,335,000	1,349,645
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	3,074,221
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	3,035,320
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	540,000	557,896
Series A, 5.2%, 8/1/2017	1,285,000	1,346,359
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,335,591
Series A, 5.5%, 4/1/2016 (b)	3,580,000	4,041,176
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,544,956
		50,469,460
Indiana 2.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,260,875
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,218,130
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,001,360
		13,480,365
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,464,244
Kentucky 0.4%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019 (b)	1,000,000	1,126,750
Kentucky, Kentucky, Inc., Public Energy Authority, Gas Supply Revenue, Series A, 3.63%*, 8/1/2016	1,560,000	1,560,000
Kentucky, Turnpike Authority, Recovery Road Revenue, ETM, 6.625%, 7/1/2008	40,000	40,676
		2,727,426
Louisiana 1.6%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	5,000	5,007
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,448,122
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	105,000	109,585
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,624,000	3,899,931
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,055,000	1,067,439
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,535,000	1,601,711
		10,131,795
Maryland 0.9%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	370,000	381,936
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,500,600
		5,882,536
Massachusetts 0.7%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	430,000	456,720
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	90,011
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	313,720
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,135,630
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,024
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,110,000	2,181,402
		4,187,507
Michigan 3.9%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,541,100
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,573,735
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,728,587
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,143,080
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,506,605
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,143,610
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,218,541
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	95,000	101,515
		24,956,773
Mississippi 2.4%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	280,000	283,853
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,366,305
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,740,869
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	7,000,000	7,572,600
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,141,420
		15,105,047
Missouri 1.2%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	140,000	145,435
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,655,232
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,936,873
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	63,094
		7,800,634
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	395,000	395,439
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,755,450
		2,150,889
Nevada 0.0%
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	45,000	45,222
Series C-1, 5.45%, 4/1/2010	15,000	15,115
		60,337
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.9%, 1/1/2008	145,000	145,084
5.55%, 1/1/2018	185,000	187,953
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	805,000	805,555
		1,138,592
New Jersey 3.0%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,353,462
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,540,570
Series I, 5.25%, 9/1/2024	2,000,000	2,220,820
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	154,743
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,570,360
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, Prerefunded, ETM, 6.5%, 6/15/2011 (b)	85,000	94,185
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,930,477
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	10,000	10,148
		18,874,765
New York 8.4%
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	565,000	577,831
6.1%, 8/1/2041 (b)	1,000,000	1,089,270
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	459,549
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,605,550
New York, State Dormitory Authority Revenue, State University Educational Facilities:
Prerefunded, 5.0%, 5/15/2010	50,000	50,874
5.0%, 5/15/2010	250,000	254,342
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,340,240
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	175,000	181,830
New York, NY, Core City General Obligation, Series B, 5.75%, 8/1/2015	5,000,000	5,464,700
New York, NY, General Obligation:
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,392,480
Series A, 5.5%, 8/1/2014	10,000,000	10,924,700
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	255,000	265,251
Series G, 6.75%, 2/1/2009	4,745,000	4,925,168
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2018	10,000,000	10,657,000
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, HSBC Bank PLC (a)	600,000	607,656
		53,796,441
North Carolina 0.2%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,057,530
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	45,000	45,109
		1,102,639
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,274,563
Ohio 3.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.125%, 6/1/2024	5,835,000	5,517,984
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2014	9,905,000	10,817,548
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services, 5.4%, 7/1/2010	750,000	761,767
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	725,000	726,059
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,226,640
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,575,078
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	25,000	25,273
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	880,753
5.35%, 7/20/2023	940,000	969,384
		23,500,486
Oklahoma 0.3%
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	200,000	200,008
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,517,880
		1,717,888
Oregon 1.2%
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,334,410
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,167,040
		7,501,450
Pennsylvania 4.0%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,649,204
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	108,079
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	625,000	633,337
Chester County, PA, Health & Education Facility, Immaculata College:
5.1%, 10/15/2008	120,000	120,029
5.125%, 10/15/2009	230,000	230,055
5.3%, 10/15/2011	280,000	280,095
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,326,966
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	106,099
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	803,568
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	110,120
5.85%, 3/15/2017	325,000	325,289
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	50,000	52,594
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,082,000
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	70,000	73,763
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	819,488
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,466,617
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	115,000	116,657
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	5,859,865
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,700,571
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	35,000	35,053
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	245,000	245,843
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	645,000	648,735
Philadelphia, PA, School District General Obligation, Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,056,630
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	790,000	807,870
		25,658,527
Puerto Rico 1.4%
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	5,482,850
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (b)	3,000,000	3,289,020
		8,771,870
Rhode Island 0.9%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,475,350
South Carolina 1.6%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	1,720,000	1,831,422
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	3,998,473
5.375%, 6/1/2016 (b)	3,900,000	4,208,919
		10,038,814
Tennessee 3.5%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	105,000	111,697
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,647,332
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,900,599
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	395,000	402,422
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	510,000	521,954
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,003,060
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,591,284
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,035,000	1,056,942
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.0%, 9/1/2016	2,700,000	2,777,301
Series A, 5.25%, 9/1/2021	5,000,000	5,155,500
		22,168,091
Texas 13.5%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	5,396,680
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	207,762
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,192,185
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	45,319
5.65%, 4/1/2013 (b)	95,000	95,705
5.75%, 4/1/2016 (b)	45,000	45,349
6.5%, 4/1/2010 (b)	95,000	95,972
7.5%, 4/1/2008 (b)	95,000	96,061
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	20,000	20,388
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	55,000	56,153
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,896,470
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,113,350
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,875,250
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	388,800
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	4,837,742
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	100,000	102,386
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,813,652
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,330,532
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	56,053	56,176
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,657,496
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,356,460
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2018	2,000,000	2,101,520
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	95,000	99,943
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,610,325
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,096,850
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014 (b)	40,000	31,145
ETM, Zero Coupon, 9/1/2014 (b)	1,760,000	1,362,240
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	7,000,000	7,409,430
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,039,077
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,419,179
Series A, 5.75%, 7/15/2013	3,000,000	3,141,960
Series B, 5.75%, 7/15/2014	3,555,000	3,723,223
Texas, Water Development Board Revenue, State Revolving Fund, Series B, 5.0%, 7/15/2017	3,000,000	3,220,590
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,054,580
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,324,800
		86,314,750
Utah 0.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	790,000	827,580
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	30,000	30,435
		858,015
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,017,300
Virginia 0.3%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	675,000	689,924
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,380,000	1,522,070
		2,211,994
Washington 0.8%
Douglas County, WA, School District General Obligation, School District No. 206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,155,340
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,117,740
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	615,000	646,015
Washington, State Housing Finance Commission, Nonprofit Housing Revenue, Mirabella Project, Series A, 3.62%*, 3/1/2036, HSH Nordbank AG (a)	960,000	960,000
		4,879,095
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Bank of America NA (a)	190,000	190,942
5.7%, 9/1/2009, Bank of America NA (a)	150,000	150,500
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,254,786
		3,596,228
Wisconsin 2.2%
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	905,000	905,688
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank NA (a)	290,000	290,740
6.0%, 2/1/2017, US Bank NA (a)	405,000	405,919
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,309,766
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,320,360
		14,232,473
Total Municipal Bonds and Notes (Cost $594,519,644)		616,840,095

Municipal Inverse Floating Rate Notes 5.8%
California 2.1%
Los Angeles, CA, General Obligation, Series A, 5.0%, 9/1/2019 (b) (c)	6,340,000	6,779,494
Los Angeles, CA, General Obligation, Series A, 5.0%, 9/1/2020 (b) (c)	5,915,000	6,325,032
Trust: California, Municipal Securities Trust Certificates, Series 7064, Class B, 144A, 8.553%, 9/1/2019, Leverage Factor at purchase date: 4 to 1
		13,104,526
Colorado 1.2%
Aurora, CO, Water Improvement Revenue, Series A, 5.0%, 8/1/2021 (b) (c)	7,000,000	7,530,215
Trust: Aurora, CO, Water Improvement Revenue, Series 1943, 144A, 8.45%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
New York 0.8%
New York, State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2019 (c)	5,000,000	5,438,400
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-1, 144A, 8.57%, 3/15/2019, Leverage Factor at purchase date: 4 to 1
Texas 1.7%
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022 (c)	10,000,000	10,703,800
Trust: Texas, State Transportation Commission Revenue, Series 2214, 144A, 8.45%, 4/1/2022, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $35,869,953)		36,776,941
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $630,389,597)+	102.6	653,617,036
Other Assets and Liabilities, Net	(2.6)	(16,335,726)
Net Assets	100.0	637,281,310
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2007.
+ The cost for federal income tax purposes was $629,902,876. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $23,714,160. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,624,203 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $910,043.
(a) Security incorporates a letter of credit from a major bank.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	12.8
Financial Guaranty Insurance Company	11.5
Financial Security Assurance Inc.	11.3
MBIA Corp.	13.5
Radian Asset Assurance	0.8
(c) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $630,389,597)	$ 653,617,036
Cash	119,806
Receivable for investments sold	955,000
Interest receivable	9,123,356
Receivable for Fund shares sold	547,728
Due from Advisor	27,371
Other assets	64,154
Total assets	664,454,451
Liabilities
Dividends payable	281,409
Payable for Fund shares redeemed	636,784
Payable for floating rate notes issued	25,690,000
Accrued management fee	169,326
Other accrued expenses and payables	395,622
Total liabilities	27,173,141
Net assets, at value	$ 637,281,310
Net Assets Consist of
Undistributed net investment income	390,533
Net unrealized appreciation (depreciation) on investments	23,227,439
Accumulated net realized gain (loss)	118,278
Paid-in capital	613,545,060
Net assets, at value	$ 637,281,310

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($84,309,686 ÷ 7,590,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.11
Maximum offering price per share (100 ÷ 97.25 of $11.11)	$ 11.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,520,355 ÷ 316,717 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,167,486 ÷ 825,580 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.10
Class S Net Asset Value, offering and redemption price(a) per share ($387,381,930 ÷ 34,866,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.11

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($152,901,853 ÷ 13,759,781 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.11
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 15,124,420
Expenses: Management fee	990,233
Administration fee	314,360
Services to shareholders	302,957
Custodian fee	10,608
Distribution and service fees	157,750
Professional fees	53,483
Trustees' fees and expenses	15,648
Reports to shareholders	54,985
Registration fees	30,925
Interest expense and fees on floating rate notes	398,462
Other	29,039
Total expenses before expense reductions	2,358,450
Expense reductions	(47,735)
Total expenses after expense reductions	2,310,715
Net investment income	12,813,705
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(308,353)
Change in net unrealized appreciation (depreciation) on investments	6,474,905
Net gain (loss)	6,166,552
Net increase (decrease) in net assets resulting from operations	$ 18,980,257

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 15,425,272
Payment of operating expenses	(1,866,571)
Payment of interest expense on floating rate notes	(398,462)
Proceeds from sales and maturities of investments	156,275,374
Purchases of investments	(179,868,095)
Cash provided (used) by operating activities	$ (10,432,482)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 56,940,935
Cost of shares redeemed	(67,639,112)
Distributions paid (net of reinvestment of distributions)	(3,821,975)
Increase (decrease) in payable for floating rate notes issued	25,690,000
Cash provided (used) by financing activities	11,169,848
Increase (decrease) in cash	737,366
Cash (overdraft) at beginning of period	(617,560)
Cash (overdraft) at end of period	$ 119,806
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 18,980,257
Net (increase) decrease in cost of investments	(14,554,660)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(6,474,905)
(Increase) decrease in receivable for investments sold	(525,000)
(Increase) decrease in interest receivable	(390,706)
(Increase) decrease in other assets	(31,531)
Increase (decrease) in payable for investments purchased	(7,514,150)
Increase (decrease) in accrued expenses and other payables	78,213
Cash provided (used) by operating activities	$ (10,432,482)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 9,207,640
* Non-cash activity from discount accretion and premium amortization in the net amount of $691,558 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007
Operations: Net investment income	$ 12,813,705	$ 27,128,779
Net realized gain (loss)	(308,353)	311,474
Change in net unrealized appreciation (depreciation)	6,474,905	(3,534,082)
Net increase (decrease) in net assets resulting from operations	18,980,257	23,906,171
Distributions to shareholders from: Net investment income: Class A	(1,534,243)	(3,529,224)
Class B	(65,323)	(156,141)
Class C	(144,952)	(302,776)
Investment Class	—	(377,347)
Class AARP	—	(35,638)
Class S	(7,862,786)	(16,176,153)
Institutional Class	(3,149,757)	(6,412,653)
Net realized gains: Class A	(9,877)	(42,050)
Class B	(412)	(2,500)
Class C	(1,073)	(4,717)
Class S	(45,372)	(200,211)
Institutional Class	(17,864)	(77,814)
Total distributions	(12,831,659)	(27,317,224)
Fund share transactions: Proceeds from shares sold	56,609,942	117,159,710
Reinvestment of distributions	9,207,640	18,089,414
Cost of shares redeemed	(67,795,128)	(198,859,146)
Redemption fees	8,628	12,185
Net increase (decrease) in net assets from Fund share transactions	(1,968,918)	(63,597,837)
Increase (decrease) in net assets	4,179,680	(67,008,890)
Net assets at beginning of period	633,101,630	700,110,520
Net assets at end of period (including undistributed net investment income of $390,533 and $333,889, respectively)	$ 637,281,310	$ 633,101,630

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Income from investment operations: Net investment income	.21	.43	.42	.43	.43	.45
Net realized and unrealized gain (loss)	.11	(.05)	(.32)	.15	(.55)	.52
Total from investment operations	.32	.38	.10	.58	(.12)	.97
Less distributions from: Net investment income	(.21)	(.43)	(.42)	(.43)	(.43)	(.45)
Net realized gains	(.00)***	(.01)	(.02)	(.01)	(.00)***	(.05)
Total distributions	(.21)	(.44)	(.44)	(.44)	(.43)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.11	$ 11.00	$ 11.06	$ 11.40	$ 11.26	$ 11.81
Total Return (%)[b]	2.98c**	3.41[c]	.90	5.25	(1.02)[c]	8.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	80	106	93	87	70
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.93*	.79	.78	.85	.96	.93
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.93*	.79	.78	.85	.94	.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.80*	.79	.78	.85	.94	.93
Ratio of net investment income (%)	3.89*	3.87	3.80	3.82	3.71	3.96
Portfolio turnover rate (%)	25**	45	41	45	21	13
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.01	$ 11.07	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Income from investment operations: Net investment income	.17	.35	.34	.34	.34	.36
Net realized and unrealized gain (loss)	.11	(.06)	(.32)	.16	(.55)	.51
Total from investment operations	.28	.29	.02	.50	(.21)	.87
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.34)	(.36)
Net realized gains	(.00)***	(.01)	(.02)	(.01)	(.00)***	(.05)
Total distributions	(.17)	(.35)	(.36)	(.35)	(.34)	(.41)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.12	$ 11.01	$ 11.07	$ 11.41	$ 11.26	$ 11.81
Total Return (%)[b]	2.58c**	2.62[c]	.13[c]	4.54[c]	(1.80)[c]	7.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	6	8	9	11
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.72*	1.58	1.57	1.63	1.76	1.75
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.69*	1.54	1.55	1.61	1.73	1.75
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.56*	1.54	1.55	1.61	1.73	1.75
Ratio of net investment income (%)	3.13*	3.12	3.03	3.06	2.92	3.14
Portfolio turnover rate (%)	25**	45	41	45	21	13
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Income from investment operations: Net investment income	.17	.35	.34	.34	.34	.36
Net realized and unrealized gain (loss)	.10	(.06)	(.32)	.16	(.55)	.51
Total from investment operations	.27	.29	.02	.50	(.21)	.87
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.34)	(.34)	(.36)
Net realized gains	(.00)***	(.01)	(.02)	(.01)	(.00)***	(.05)
Total distributions	(.17)	(.35)	(.36)	(.35)	(.34)	(.41)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.10	$ 11.00	$ 11.06	$ 11.40	$ 11.25	$ 11.80
Total Return (%)[b]	2.50c**	2.62[c]	.14[c]	4.54	(1.76)[c]	7.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	11	13	14	11
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.70*	1.57	1.55	1.62	1.73	1.72
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.68*	1.54	1.54	1.62	1.70	1.72
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55*	1.54	1.54	1.62	1.70	1.72
Ratio of net investment income (%)	3.14*	3.12	3.04	3.05	2.95	3.17
Portfolio turnover rate (%)	25**	45	41	45	21	13
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Income from investment operations: Net investment income	.23	.46	.45	.46	.46	.48
Net realized and unrealized gain (loss)	.10	(.06)	(.33)	.16	(.55)	.51
Total from investment operations	.33	.40	.12	.62	(.09)	.99
Less distributions from: Net investment income	(.22)	(.45)	(.45)	(.46)	(.46)	(.48)
Net realized gains	(.00)***	(.01)	(.02)	(.01)	(.00)***	(.05)
Total distributions	(.22)	(.46)	(.47)	(.47)	(.46)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.11	$ 11.00	$ 11.06	$ 11.41	$ 11.26	$ 11.81
Total Return (%)	3.09b**	3.65[b]	1.06	5.62	(.78)[b]	8.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	387	389	398	467	495	556
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.73*	.57	.55	.59	.70	.69
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.71*	.55	.55	.59	.69	.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	.58*	.55	.55	.59	.69	.69
Ratio of net investment income (%)	4.10*	4.11	4.03	4.08	3.95	4.20
Portfolio turnover rate (%)	25**	45	41	45	21	13
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.23	.46	.45	.22
Net realized and unrealized gain (loss)	.11	(.06)	(.32)	(.04)
Total from investment operations	.34	.40	.13	.18
Less distributions from: Net investment income	(.23)	(.46)	(.45)	(.22)
Net realized gains	(.00)***	(.01)	(.02)	—
Total distributions	(.23)	(.47)	(.47)	(.22)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.11	$ 11.00	$ 11.07	$ 11.41
Total Return (%)	3.13*	3.61	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	150	151	191
Ratio of expenses (including interest expense) (%)[c]	.62*	.50	.53	.45*
Ratio of expenses (excluding interest expense) (%)	.49*	.50	.53	.45*
Ratio of net investment income (%)	4.19*	4.16	4.05	4.38*
Portfolio turnover rate (%)	25**	45	41	45
[a] For the six months ended November 30, 2007 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices as applicable, obtained from a broker-dealer. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended November 30, 2007 was approximately $20,755,000 with a weighted average interest rate of 3.84%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at November 30, 2007. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $172,353,945 and $156,799,374, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.55%
Institutional Class	.55%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2007, the Advisor received an Administration Fee of $314,360, of which $52,013 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 10,386	$ 2,716	$ 3,824
Class B	1,552	726	348
Class C	1,780	928	620
Class S	56,703	35,732	—
Institutional Class	5,939	—	1,897
	$ 76,360	$ 40,102	$ 6,689

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 15,808	$ 2,283
Class C	34,868	5,619
	$ 50,676	$ 7,902

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 90,819	$ 15,991.23%
Class B	5,198	744.25%
Class C	11,057	1,850.24%
	$ 107,074	$ 18,585

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2007 aggregated $656.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2007, the CDSC for Class B and C shares aggregated $10,128 and $609, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended November 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,200, of which $28,295 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2007, the Fund's custodian fee was reduced by $435 and $7,198, respectively for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2007		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,161,823	$ 12,790,359	2,932,020	$ 32,553,055
Class B	3,506	38,421	16,611	184,802
Class C	33,637	369,628	127,094	1,413,625
Investment Class*	—	—	753,637	8,381,207
Class AARP*	—	—	3,726	41,015
Class S	1,888,412	20,750,393	3,184,147	35,410,889
Institutional Class	2,060,491	22,661,141	3,525,979	39,175,117
		$ 56,609,942		$ 117,159,710
Shares issued to shareholders in reinvestment of distributions
Class A	70,693	$ 777,555	150,213	$ 1,667,097
Class B	2,813	30,945	6,781	75,305
Class C	5,735	63,047	10,901	120,936
Investment Class*	—	—	27,914	309,523
Class AARP*	—	—	1,612	17,671
Class S	519,003	5,709,227	989,667	10,986,665
Institutional Class	238,673	2,626,866	442,371	4,912,217
		$ 9,207,640		$ 18,089,414
Shares redeemed
Class A	(880,475)	$ (9,656,563)	(5,390,681)	$ (59,930,133)
Class B	(112,117)	(1,234,134)	(98,211)	(1,091,003)
Class C	(72,853)	(802,282)	(235,315)	(2,615,492)
Investment Class*	—	—	(370,457)	(4,111,304)
Class AARP*	—	—	(25,620)	(283,982)
Class S	(2,892,498)	(31,788,468)	(7,886,557)	(87,584,930)
Institutional Class	(2,214,375)	(24,313,681)	(3,893,079)	(43,242,302)
		$ (67,795,128)		$ (198,859,146)
Shares converted*
Investment Class	—	$ —	(2,484,385)	$ (27,674,760)
Class AARP	—	—	(610,090)	(6,724,118)
Class S	—	—	3,094,475	34,398,878
		$ —		$ —
Redemption fees		$ 8,628		$ 12,185
Net increase (decrease)
Class A	352,041	$ 3,911,351	(2,308,448)	$ (25,707,972)
Class B	(105,798)	(1,164,768)	(74,819)	(830,894)
Class C	(33,481)	(369,607)	(97,320)	(1,080,770)
Investment Class*	—	—	(2,073,291)	(23,094,917)
Class AARP*	—	—	(630,372)	(6,949,414)
Class S	(485,083)	(5,322,357)	(618,268)	(6,785,456)
Institutional Class	84,789	976,463	75,271	851,586
		$ (1,968,918)		$ (63,597,837)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP and Investment Class shares of the Fund into Class S shares of the Fund. These conversions were completed on July 14, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008